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                                                                 EXHIBIT  10.19

                             ASSIGNMENT OF MORTGAGE

                  THIS ASSIGNMENT OF MORTGAGE (this "ASSIGNMENT") dated as of March 1, 2000, made by AES RED OAK, L.L.C., a Delaware limited liability company having an address at c/o The AES Corporation, 1001 North 19th Street, Arlington, Virginia 22209 ("ASSIGNOR") in favor of THE BANK OF NEW YORK, a bank organized and existing under the laws of the State of New York and having an address 101 Barclay Street, Floor 21W, New York, New York 10286, not individually, but solely in its capacity as Collateral Agent for the benefit of and on behalf of the Senior Parties (as such term is defined in the Collateral Agency Agreement) under that certain Collateral Agency Agreement dated as of March 1, 2000 between Assignor, The Bank of New York, as Trustee, Dresdner Bank AG, acting through its New York Branch, as DSR LOC Provider (as defined therein), Dresdner Bank AG, acting through its New York Branch, as PPA LOC Provider (as defined therein), Dresdner Bank AG acting through its New York Branch, as Working Capital Provider (as defined therein), and The Bank of New York, as Depository Bank ("ASSIGNEE").

                  KNOW, THAT Assignor, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by Assignee, hereby assigns unto Assignee all of the Assignor's right, title and interest in and to the mortgage described in EXHIBIT A annexed hereto and made a part hereof together with the note and obligation secured thereby.

                  TO HAVE AND TO HOLD the same unto Assignee and to Assignee's successors, legal representatives and assigns forever.

                  IN WITNESS WHEREOF, Assignor has duly executed this Assignment as of the date and year first above written.

                                       ASSIGNOR:

                                       AES RED OAK, L.L.C.

                                       By:   /s/ Louis J. Anatrella
                                             -----------------------------
                                             Name: Louis J. Anatrella
                                             Title:   Vice President


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                            CORPORATE ACKNOWLEDGMENT

DISTRICT                       )
OF                             )  ss
COLUMBIA                       )


         On this 15th of March, 2000, before me, the undersigned, a notary public in and for the District of Columbia, personally appeared Louis J. Anatrella, the Vice President of AES Red Oak, L.L.C., a Delaware limited liability company, the company named in the foregoing instrument, who, I am satisfied, is the person who signed the within instrument, and that he is such Vice President of the company, being authorized by virtue of a resolution of the limited liability company, executed the foregoing instrument by signing the name of such Company by himself as Vice President of the company and acknowledges same as his voluntary act and deed, the voluntary act and deed of said limited liability company for the purposes therein contained.

                                        Witness my hand and official seal.

                                        /s/ Regina L. Aikens
                                        ---------------------------------------
                                        Signature:

                                                                        (SEAL)

                                        Regina L. Aikens
                                        Notary Public, District of Columbia
                                        My Commission Expires:  4-1-02



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                                    EXHIBIT A

Mortgage, Security Agreement and Assignment of Leases and Income in the original principal amount of $40,000,000, dated as of March 1, 2000, made by AES Red Oak Urban Renewal Corporation in favor of AES Red Oak, L.L.C., recorded immediately prior to the recordation of this Assignment in the Office of the Clerk of Middlesex County in Mortgage Book __________ page __________.


                                       A-1